SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): August 19, 1994



                             KOGER EQUITY, INC.
         (Exact name of registrant as specified in its charter)


Florida                      1-9997             59-2898045
(State of incorporation    (Commission        (IRS Employer
 or organization)          File Number)      Identification No.)



3986 Boulevard Center Drive
Jacksonville, Florida                                    32207
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number:    (904) 398-3403



                                 N/A
(Former name or former address, if changed since last report)




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Item 5.  Other Events.


     Reference is made to a copy of a letter agreement between Koger Equity, Inc. and TCW SPECIAL CREDITS, a California General
Partnership, dated August 5, 1994, which is filed as Exhibit 10 to this report, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit Number      Description of Exhibit

                10            A letter agreement between Koger
                              Equity, Inc. and TCW SPECIAL
                              CREDITS, a California General
                              Partnership, dated August 5, 1994.







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                                 SIGNATURE




     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KOGER EQUITY, INC.



                         Date:  August 19, 1994




                         By:      /W. Lawrence Jenkins
                                   W. Lawrence Jenkins
                         Title:  Vice President and Secretary





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                               EXHIBIT INDEX



     The following designated exhibit is filed herewith:


Exhibit

  10           A letter agreement between Koger Equity, Inc.
               and TCW SPECIAL CREDITS, a California
               General Partnership, dated August 5, 1994.







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